UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2004
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                          1-31565                06-1377322
------------------------------      -------------------------    ---------------
(State or other jurisdiction         Commission File Number     (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                            --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.       Changes in Control of Registrant
              --------------------------------

              Not applicable.

Item 2.       Acquisition or Disposition of Assets
              ------------------------------------

              Not applicable.

Item 3.       Bankruptcy or Receivership
              --------------------------

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant
              ---------------------------------------------

              Not applicable.

Item 5.       Other Events and Regulation FD Disclosure
              -----------------------------------------

              Not applicable.

Item 6.       Resignations of Registrant's Directors
              --------------------------------------

              Not applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              (a)  No financial statements of businesses acquired are required.

              (b)  No pro forma financial information is required.

              (c) Attached as Exhibit 99.1 is the earnings release issued by the Company for the three and twelve months ended December 31, 2003.

Item 8.       Change in Fiscal Year
              ---------------------

              Not applicable.

Item 9.       Regulation FD Disclosure
              ------------------------

              Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision to the Code of Ethics
              -------------------------------------------------------------

              Not applicable.

Item 11.      Temporary Suspension of Trading Under Registrant's Employee
              Benefit Plans
              -----------------------------------------------------------

              Not applicable.

Item 12.      Results of Operations and Financial Condition
              ---------------------------------------------

              On January 26, 2004, the Company reported its earnings for the three and twelve months ended December 31, 2003 and raised its diluted earnings per share estimates for 2004 to a range of $2.85 to $2.90. Following a 4-for-3 stock split in the form of a 33-1/3% stock dividend that is scheduled to take place at the close of business on February 17, 2004, the Company's estimated 2004 diluted earnings per share will adjust to a range of $2.14 to $2.18 per diluted share, including first quarter 2004 diluted earnings per share of $0.47 to $0.49. The earnings release is attached as Exhibit 99.1.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 26, 2004                    NEW YORK COMMUNITY BANCORP, INC.
------------------------
         Date
                                    /s/ Joseph R. Ficalora
                                    -----------------------
                                    Joseph R. Ficalora
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1 Earnings release for the three and twelve months ended December 31, 2003, dated January 26, 2004.